                        Consent of Independent Auditors

         We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses of Delaware Group Delaware Fund, Inc. - Delaware Fund and Delaware Group Delaware Fund, Inc. - Devon Fund for the A Class, B Class, and C Class and for the Institutional Class and "Financial Statements" in the Statement of Additional Information of Delaware Group Delaware Fund, Inc. and to the incorporation by reference in this Post-Effective Amendment No. 103 to the Registration Statement (Form N-1A) (No. 2-10765), of Delaware Group Delaware Fund, Inc. of our reports dated December 1, 1995, included in the 1995 Annual Reports to Shareholders of the Delaware Group Delaware Fund, Inc. - Delaware Fund and Delaware Group Delaware Fund, Inc. - Devon Fund.

                                         /s/ Ernst & Young LLP
                                         --------------------------
                                         Ernst & Young LLP

Philadelphia, Pennsylvania
December 26, 1995

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Delaware Fund, Inc. - Delaware Fund

We have audited the accompanying statement of net assets of Delaware Group Delaware Fund, Inc. - Delaware Fund as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Delaware Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                               /s/Ernst & Young LLP
                                               --------------------------
                                               Ernst & Young LLP

Philadelphia, Pennsylvania
December 1, 1995

                         Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Delaware Fund, Inc. - Devon Fund

We have audited the accompanying statement of net assets of Delaware Group Delaware Fund, Inc. - Devon Fund (formerly Delaware Group Delaware Fund, Inc. - Dividend Growth Fund) as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 29, 1993 (date of initial public offering) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Devon Fund (formerly Delaware Group Delaware Fund, Inc. - Dividend Growth Fund) at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 29, 1993 (date of initial public offering) to October 31, 1994, in conformity with generally accepted accounting principles.

                                         /s/Ernst & Young LLP
                                         ----------------------------
                                         Ernst & Young LLP



Philadelphia, Pennsylvania
December 1, 1995